                                                                Exhibit 10.28


                                        *** TEXT OMITTED AND FILED SEPARATELY
                                             CONFIDENTIAL TREATMENT REQUESTED
                                       UNDER 17 C.F.R. SECTIONS 200.80(B)(4),
                                                         200.83 AND 240.24B-2










                          DEVELOPMENT AND OPTION AGREEMENT

                                      BETWEEN

                                SCHERING CORPORATION

                                        AND

                                  CIMA LABS, INC.

1.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1   "Affiliate". . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2   "Basic License Terms". . . . . . . . . . . . . . . . . . . . . .  1
     1.3   "CIMA Know-How". . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.4   "CIMA Patent Rights" . . . . . . . . . . . . . . . . . . . . . .  2
     1.5   "Confidential Information" . . . . . . . . . . . . . . . . . . .  2
     1.6   "Delivery System". . . . . . . . . . . . . . . . . . . . . . . .  2
     1.7   "Field". . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.8   "Final Prototype". . . . . . . . . . . . . . . . . . . . . . . .  2
     1.9   "Initial Prototype". . . . . . . . . . . . . . . . . . . . . . .  2
     1.10  "Invention". . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.11  "License Agreement"  . . . . . . . . . . . . . . . . . . . . . .  2
     1.12  "Option" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     1.13  "Option Period". . . . . . . . . . . . . . . . . . . . . . . . .  3
     1.14  "Patent Rights". . . . . . . . . . . . . . . . . . . . . . . . .  3
     1.15  "Product". . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     1.16  "Prototype Development Plan" . . . . . . . . . . . . . . . . . .  3
     1.17  "Schering Confidential Information". . . . . . . . . . . . . . .  3

2.   Grant of Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.1   Option Grant.  . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.2   Option Exercise. . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.3   License Agreement. . . . . . . . . . . . . . . . . . . . . . . .  4
     2.4   Exclusivity. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     2.5   Research Licenses. . . . . . . . . . . . . . . . . . . . . . . .  4

3.   Prototype Development. . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.1   General. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.2   Development Schedule.. . . . . . . . . . . . . . . . . . . . . .  5
     3.3   Facilities Visits. . . . . . . . . . . . . . . . . . . . . . . .  5

4.   Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     4.1   Option Fee.. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     4.2   Development and Milestone Fees.  . . . . . . . . . . . . . . . .  5
     4.3   Other Costs. . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     4.4   Manner of Payment. . . . . . . . . . . . . . . . . . . . . . . .  6

5.   Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     5.1   Secrecy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     5.2   Publications.. . . . . . . . . . . . . . . . . . . . . . . . . .  7
     5.3   Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

6.   Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . .  7
     6.1   Inventions Arising Under This Agreement; License.. . . . . . . .  7
     6.2   Filing of Patent Applications. . . . . . . . . . . . . . . . . .  8
     6.3   Status of Patent Applications. . . . . . . . . . . . . . . . . .  8
     6.4   Abandonment. . . . . . . . . . . . . . . . . . . . . . . . . . .  8

7.   Representations and Warranties . . . . . . . . . . . . . . . . . . . .  8
     7.1   Representations and Warranties of Each Party.. . . . . . . . . .  8
     7.2   CIMA's Representations.. . . . . . . . . . . . . . . . . . . . .  9
     7.3   Disclosure of Technology . . . . . . . . . . . . . . . . . . . . 10
     7.4   No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . 10
     7.5   Warranty Disclaimer. . . . . . . . . . . . . . . . . . . . . . . 10

8.   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     8.1   Indemnification by Schering. . . . . . . . . . . . . . . . . . . 10
     8.2   Indemnification by CIMA. . . . . . . . . . . . . . . . . . . . . 11
     8.3   Conditions to Indemnification. . . . . . . . . . . . . . . . . . 11
     8.4   Settlements. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     8.5   Limitation of Liability. . . . . . . . . . . . . . . . . . . . . 12
     8.6   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

9.   Term/Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     9.1   Term and Expiration. . . . . . . . . . . . . . . . . . . . . . . 12
     9.2   Termination by Schering. . . . . . . . . . . . . . . . . . . . . 12
     9.3   Termination for Cause. . . . . . . . . . . . . . . . . . . . . . 12
     9.4   Effect of Termination. . . . . . . . . . . . . . . . . . . . . . 13
     9.5   Accrued Rights.. . . . . . . . . . . . . . . . . . . . . . . . . 13

11.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     11.1  Assignability. . . . . . . . . . . . . . . . . . . . . . . . . . 13
     11.2  Independent Contractors. . . . . . . . . . . . . . . . . . . . . 13
     11.4  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . 14
     11.5  Dispute Resolution . . . . . . . . . . . . . . . . . . . . . . . 14
     11.6  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . 15
     11.7  Descriptive Headings.. . . . . . . . . . . . . . . . . . . . . . 15
     11.8  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     11.9  Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . . 15
     11.10 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     11.11 Further Actions. . . . . . . . . . . . . . . . . . . . . . . . . 15

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*CONFIDENTIAL TREATMENT REQUESTED

                               EXHIBITS AND ATTACHMENTS

Exhibit 1.2       Basic License Terms

Attachment 3.3    Development, Scale-Up and Commercialization
                  Activities for a [. . . *** . . .]

Attachment 4.3    Preliminary Cost of Goods Estimate

Exhibit 1.4       CIMA Patent Rights

Exhibit 1.8       Final Prototype - General Specifications

Exhibit 1.16      Prototype Development Plan

Exhibit 5.3       Press Release

Exhibit 11.5      Arbitration Provisions


-------------------
*CONFIDENTIAL TREATMENT REQUESTED

2                          DEVELOPMENT AND OPTION AGREEMENT


    THIS DEVELOPMENT AND OPTION AGREEMENT ("Agreement") is made effective as of the last date on the signature page hereof (the "Effective Date") by and between SCHERING CORPORATION, a New Jersey corporation having its principal place of business at 2000 Galloping Hill Road, Kenilworth, New Jersey 07033 (hereinafter "Schering") and CIMA LABS, INC., a Delaware corporation having its principal place of business at 10,000 Valley View Road, Eden Prairie, Minnesota 55344 (hereinafter "CIMA"). References to Schering and CIMA shall include their respective Affiliates (as hereinafter defined).

    WHEREAS, CIMA owns or has rights to certain patented oral drug-delivery technology referred to as ORASOLV, which has applications in the field of pharmaceutical product formulation; and

    WHEREAS, Schering wishes to sponsor the development by CIMA of a prototype of a certain pharmaceutical product formulation for Schering's evaluation, subject to the granting by CIMA to Schering of an option to enter into a license agreement with CIMA on terms further described herein;

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

1.  DEFINITIONS.

    As used in this Agreement, the following capitalized terms, whether used in the singular or plural, shall have the respective meanings set forth below:

    1.1 "AFFILIATE" shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, a party to this Agreement. For purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or the right to receive fifty percent (50%) or more of the profits or earnings of an entity shall be deemed to constitute control. Such other relationship as in fact results in actual control over the management, business and affairs of an entity shall also be deemed to constitute control.

    1.2 "BASIC LICENSE TERMS" shall mean the terms set forth in Exhibit 1.2 of this Agreement.

    1.3 "CIMA KNOW-HOW" shall mean any and all Confidential Information of CIMA's necessary or useful to the development, registration, manufacture, use or sale of the Product and which is owned, controlled or licensed to CIMA, prior to or during the term of this Agreement.

    1.4 "CIMA PATENT RIGHTS" shall mean all Patent Rights necessary or useful for the development, registration, manufacture, use or sale of the Product (including, without limitation, all Patent Rights covering the Delivery System) and which are owned or controlled by CIMA prior to or during the term of this Agreement or licensed to CIMA with rights to sublicense as of the Effective Date of this Agreement or during the term of this Agreement, including, without limitation, the Patent Rights on Exhibit 1.4.

    1.E "CONFIDENTIAL INFORMATION" shall mean all Inventions, research materials, information relating to Patent Rights, copyrights, and any other developments, techniques, methods, materials, reagents, processes, procedures, data, results, conclusions, apparatus, products, trade secrets or other proprietary information or materials, improvements thereto, modifications thereof and know-how, whether patentable or not, which is disclosed by a party or arises under this Agreement (i) during discussions or negotiations in connection with this Agreement (including, without limitation, the terms of this Agreement), (ii) during the term of this Agreement, or (iii) which is developed by or becomes known by either party as a result of the receipt and use of the other party's Confidential Information, including, without limitation, by use of the other party's materials.

    1.F "DELIVERY SYSTEM" shall mean CIMA's effervescent, fast-dissolving, oral drug-delivery tablet technology including that technology known as ORASOLV-REGISTERED TRADEMARK- which includes, to the extent applicable to the formulation of a product, an active ingredient of which is [. . . *** . . .]
(i) the inventions disclosed in the Patents Rights owned, controlled or licensed (with the right to sublicense) by CIMA during the term of this Agreement, and (ii) all CIMA Know-How.

    1.G "FIELD" shall mean over-the-counter and prescription pharmaceutical products incorporating the Delivery System with a [. . . *** . . .] as an active ingredient intended [. . . *** . . .].

    1.H "FINAL PROTOTYPE" shall mean the prototype of the Product to be developed by CIMA pursuant to the Prototype Development Plan (Exhibit 1.16) and in accordance with the general specifications set forth in Exhibit 1.8 and any further specifications agreed by the parties.

    1.I "INITIAL PROTOTYPE" shall mean the Product which meets the description under Section B of the Prototype Development Plan.

    1.J "INVENTION" shall mean any new invention, development, derivative material, biological material, discovery or innovation, whether patentable or not, arising during and as a result of the performance of the Prototype Development Plan or arising from the use of materials and/or Confidential Information of the other party.

    1.K "LICENSE AGREEMENT" shall mean an agreement negotiated and executed by CIMA and Schering pursuant to the exercise of the Option and containing the Basic License Terms.

    1.L "OPTION" shall mean the exclusive right to enter into the License Agreement.

    1.M "OPTION PERIOD" shall mean the period beginning on the Effective Date and expiring (unless extended in accordance with this Agreement) on the earlier of (i) the [. . . *** . . .], or (ii) the date on which
[. . . *** . . .]. In the event that the Final Prototype is not delivered by CIMA to Schering within [. . . *** . . .] from the date of initiation of phase B of the Prototype Development Plan, then the Option Period shall be automatically extended for a period of time equal to the time elapsed between the date of the delivery of the Final Prototype and [. . . *** . . .] from the date of initiation of phase B of the Prototype Development Plan.

    1.N "PATENT RIGHTS" shall mean any patents and/or patent applications which are owned, controlled or, if applicable under this Agreement, licensed, with rights to sublicense, by a party to this Agreement, including any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates or the like, or provisional applications of any such patents and patent applications.

    1.O "PRODUCT" shall mean the pharmaceutical dosage form which is formulated using the Delivery System and which contains [. . . *** . . .].

    1.P  "PROTOTYPE DEVELOPMENT PLAN" shall mean the plan set forth on
Exhibit 1.16 for the development of the Final Prototype.

    1.Q "SCHERING CONFIDENTIAL INFORMATION" shall mean any and all Confidential Information relating to [. . . *** . . .] and which is owned, controlled or licensed to Schering prior to or during the term of this Agreement or which arises out of this Agreement and relates to the [. . . *** . . .]provided to CIMA by Schering. Nothing in this definition shall be construed to cover the existing Delivery System and any improvements specifically and solely to the Delivery System.

2.  GRANT OF RIGHTS.

    2.A OPTION GRANT. Effective upon the Effective Date and subject to the terms and conditions set forth herein, CIMA hereby grants to Schering the Option to enter into the License Agreement to utilize the Delivery System for the development, marketing, distribution and sale of Products in the Field in the Territory (as defined in the Basic License Terms). The term of such Option shall be the Option Period. The Option Period may be extended by mutual written agreement of the parties.

    2.B OPTION EXERCISE. Schering, in its sole discretion, may exercise the Option by (i) providing CIMA with written notice thereof and (ii) negotiating and executing the License


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*CONFIDENTIAL TREATMENT REQUESTED      3

Agreement prior to the end of the Option Period. After the expiration of the Option Period and if Schering does not exercise its Option and execute the License Agreement, CIMA's obligations under Article 2 hereof shall terminate and CIMA shall be free to enter into any license agreement with respect to Products in the Field with any third party, on any terms CIMA may, in its sole discretion, deem appropriate.

    2.C  LICENSE AGREEMENT.

         (I) FINALIZATION. In the event that Schering elects to exercise the Option, Schering and CIMA shall use good faith efforts to finalize the License Agreement and enter into such License Agreement. The License Agreement shall include the Basic License Terms and include such other terms and conditions, consistent with the Basic License Terms as are reasonable and customary in the industry for such agreements.

         (II) UNRESOLVED TERMS. In the event that Schering and CIMA are unable, after exercising good faith efforts, to reach agreement on all of the terms and conditions of the License Agreement during the Option Period, then the Vice President, Marketing & Sales, Key Pharmaceuticals of Schering and the Vice President, Business Development of CIMA shall have a [. . . *** . . .] to meet and use good faith efforts to reach agreement on the unresolved terms and conditions.

         (III) In the event that a party gives notice of arbitration under Section 11.5 hereof regarding unresolved terms or conditions of the License Agreement, the parties hereby agree that the arbitration mechanism set forth in Section 11.5 shall be utilized as a mediation mechanism with the objective of resolving the unresolved terms or conditions.

    2.D EXCLUSIVITY. In consideration for the Option Fee, CIMA hereby agrees that from the Effective Date until the expiration or termination of the Option Period, CIMA shall not enter into any negotiations or agreements with any third party relating to the development or commercialization of Products in the Field.

    2.E  RESEARCH LICENSES.

         (I)  LICENSE TO SCHERING.  CIMA hereby grants to Schering a
[. . . *** . . .], under the CIMA Patent Rights and CIMA Know-How for the sole purpose of performing the Prototype Development Plan and evaluating the Initial Prototype and Final Prototype.

         (II) LICENSE TO CIMA.  Schering hereby grants to CIMA a
[. . . *** . . .], under the Schering Know-How and Patent Rights of Schering's relating to [. . . *** . . .] for the sole purpose of performing the Prototype Development Plan.

3.  PROTOTYPE DEVELOPMENT.


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*CONFIDENTIAL TREATMENT REQUESTED      4

    3.A GENERAL. In consideration for certain development fees set forth below, CIMA will use [. . . *** . . .] to perform the Prototype Development Plan and to develop and deliver to Schering a Final Prototype, subject to the terms of this Agreement and in accordance with the specifications set forth on Exhibit 1.9. CIMA shall keep Schering informed as to the progress related to the performance of the Prototype Development Plan and will provide results and supporting data from time to time relating to the performance of the Prototype Development Plan and the development of the Initial Prototype and Final Prototype. Upon receipt of the Final Prototype, Schering will conduct or have conducted [. . . *** . . .] within [. . . *** . . .].

    3.B  DEVELOPMENT SCHEDULE.

         (I) Following the Effective Date and receipt of the materials from Schering delineated under phase A of the Prototype Development Plan, CIMA shall initiate development of the Initial Prototype.

         (II) CIMA and Schering each acknowledge and agree that the Prototype Development Plan is expected to be completed within approximately
[. . . *** . . .] from the date of initiation of phase B of the Prototype Development Plan. To that end, during the implementation of the Prototype Development Plan, Schering agrees [. . . *** . . .] of the Initial Prototype and/or [. . . *** . . .] and respond to CIMA within [. . . *** . . .] of receipt thereof. Schering's response will indicate the acceptability of such proposed Initial Prototype and/or the need, if any, for modification of the specifications in light of the results of Schering's evaluation.

         (III) CIMA will develop the Final Prototype in [. . . *** . . .] to be determined by mutual agreement.

    3.C FACILITIES VISITS. During the term of this Agreement, CIMA shall allow personnel of Schering, at Schering's expense, to visit the manufacturing and research facilities of CIMA and to consult with CIMA personnel, [. . . *** . . .], to discuss and review the development of the Initial Prototype, Final Prototype and Product.

4.  PAYMENTS.

    4.A OPTION FEE. In consideration for the exclusivity obligations set forth in Section 3.2 and the Option granted in Section 3.1, Schering shall pay to CIMA the sum of [. . . *** . . .] (the "Option Fee") within
[. . . *** . . .]of the Effective Date.

    4.B DEVELOPMENT AND MILESTONE FEES. (i) In consideration for CIMA's development and production of the Initial Prototype and Final Prototype in accordance with this Agreement, Schering shall make the following non-refundable payments to CIMA:

              (1)  [. . . *** . . .] within [. . . *** . . .] of the
Effective Date;


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*CONFIDENTIAL TREATMENT REQUESTED      5

              (2)  [. . . *** . . .] upon [. . . *** . . .] by CIMA under
[. . . *** . . .] of the Prototype Development Plan, including
[. . . *** . . .], and delivery to Schering of [. . . *** . . .] in accordance with [. . . *** . . .]of the Prototype Development Plan;

              (3) [. . . *** . . .] upon written request by Schering for up to [. . . *** . . .] of the approved formulation of the Product; and

              (4) [. . . *** . . .] after shipment by CIMA to Schering of up to [. . . *** . . .] of the approved formulation of the Product.

         (II) PAYMENT OF MILESTONE FEES. Schering shall pay to CIMA the appropriate milestone payment due under Subsections 4.2(a)(ii), (iii) and
(iv) within [. . . *** . . .] after receipt by Schering of an invoice from CIMA for such milestone payment. The applicable milestone payment shall be payable only once upon the completion of each such milestone and no amounts shall be due hereunder for subsequent or repeated achievement of such milestone.

    4.C OTHER COSTS. Except as expressly set forth in this Agreement, each of Schering and CIMA shall be solely responsible for its own out-of-pocket costs and disbursements incurred, and for providing the necessary facilities, supplies, personnel and other resources necessary, in the performance of its obligations under this Agreement.

    4.D MANNER OF PAYMENT. All payments due hereunder shall be paid in U.S. dollars via wire transfer to Northwest Bank Minnesota, N.A., Northwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479, Account Number:
[. . . *** . . .], and with confirmation to CIMA when such wire transfer has been made. Alternatively, payments may be made to such other bank account as otherwise instructed in writing by CIMA.

5.  CONFIDENTIALITY.

    5.A SECRECY. Except as provided in Section 5.2, each of CIMA and Schering shall use only in accordance with this Agreement and shall not disclose to any third party any Confidential Information, without the prior written consent of the other party. The foregoing obligations shall survive the expiration or termination of this Agreement for a period of [. . . *** . . .]. These obligations shall not apply to Confidential Information that:

         (1) is known by the receiving party at the time of its receipt, and not through a prior disclosure by the disclosing party, as documented by the receiving party's business records;

         (2) is at the time of disclosure, or thereafter becomes, published or otherwise part of the public domain without breach of this Agreement by the receiving party;

         (3) is obtained from a third party who has the legal right to make such disclosure and without any confidentiality obligation to the disclosing party;


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*CONFIDENTIAL TREATMENT REQUESTED      6

         (4) is independently developed by the receiving party without the use of Confidential Information received from the disclosing party and such independent development can be documented by the receiving party;

         (5) is disclosed to governmental or other regulatory agencies in order to obtain patents, PROVIDED that such disclosure may be made only to the extent reasonably necessary to obtain such patents or authorizations and PROVIDED FURTHER that any patent application filings shall only be made in accordance with this Agreement and the License Agreement; or

         (6) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed, PROVIDED that notice of such impending required disclosure by the receiving party is promptly delivered by the receiving party to the disclosing party in order to provide the disclosing party with an opportunity to seek a protective order or other similar order with respect to such Confidential Information and thereafter that the receiving party discloses only the minimum Confidential Information required to be disclosed in order to comply with the request or order, whether or not a protective order or other similar order is obtained by the disclosing party.

    5.B PUBLICATIONS. [. . . *** . . .] of the work carried out pursuant to this Agreement [. . . *** . . .] and only [. . . *** . . .] of the Public Presentation (as defined below) prior to submission for publication. CIMA and Schering each acknowledges and agree that, during the term of this Agreement, no Public Presentation shall contain any Confidential Information of the other party without the prior written consent of such party, which consent
[. . . *** . . .]. For purposes of this Article 5, the term "Public Presentation" shall mean any manuscript, abstracts or other forms of public presentation, including, without limitation, slides and texts of oral or other public presentations, and texts of any transmission through any electronic media, e.g., any computer access system such as the Internet, World Wide Web, etc. Nothing in this Section 5.2 shall limit the disclosures permitted by Section 5.3.

    5.C PUBLICITY. A party may not use the name of the other party, or its Affiliates, in any publicity or advertising and may not issue a press release or otherwise publicize or disclose any information related to the existence of this Agreement or the terms or conditions hereof, without the prior written consent of the other party. Nothing in the foregoing, however, shall prohibit a party from making such disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange. In such event, however, such party shall use good faith efforts to consult with the other party prior to such disclosure and, where applicable, shall request confidential treatment to the extent available. Notwithstanding the foregoing, the parties consent to a press release announcing this Agreement in substantially the form attached hereto as Exhibit 5.3. In addition, the parties agree to consult regarding any disclosures of the terms of this Agreement to potential investors, acquirers or financial advisors, it being understood no disclosure shall be made without the written consent of the other party.


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*CONFIDENTIAL TREATMENT REQUESTED      7

6.  INTELLECTUAL PROPERTY.

    6.A  INVENTIONS ARISING UNDER THIS AGREEMENT; LICENSE.

         (I) Each of Schering and CIMA shall promptly notify the other party of any Invention arising in connection with the Prototype Development Plan or arising from the use of the other party's Confidential Information. Such notice shall provide sufficient detail regarding the Invention, and upon request of the notifying party shall provide the other party with any underlying background data and information, so as to enable the party receiving such notice to properly evaluate the inventorship of such Invention in accordance with U.S. Patent Laws. Ownership of such Inventions shall be determined based on the scope of the claims and in accordance with the following guidelines:

              (1)  Inventions conceived and reduced to practice
[. . . *** . . .];

              (2)  Inventions conceived and reduced to practice
[. . . *** . . .]; and

              (3)  Inventions conceived and reduced to practice
[. . . *** . . .].

         (II) Notwithstanding anything contained herein to the contrary, with respect to all Inventions arising hereunder, both parties may only use such Inventions [. . . *** . . .] and each party [. . . *** . . .]; PROVIDED, HOWEVER, the above limitation on [. . . *** . . .].

    6.B FILING OF PATENT APPLICATIONS. Inventions by a party shall be promptly and fully disclosed in writing to the other party. With regard to Inventions which are solely owned by a party to this Agreement, any patent applications considered necessary in the reasonable legal and business judgment of the owning party shall be prepared and filed by such owning party at such party's sole expense. Each of CIMA and Schering agree, at the other party's request and expense, to provide the other party with reasonable assistance in preparing, filing, prosecuting and maintaining patent applications covering Inventions owned by such other party, including causing the execution and delivery of any assignments or other related documents. With regard to Inventions which are jointly owned, each party will cooperate fully with the other party to prepare and file jointly owned patent applications and the expenses therefore shall be shared equally.

    6.C STATUS OF PATENT APPLICATIONS. CIMA shall keep Schering advised of the status of patent applications filed in accordance with Section 6.2. CIMA further agrees that with respect to any such patent applications it shall provide to Schering, upon request and at Schering's expense, copies of any substantive papers, including, without limitation, copies of such patent applications and copies of any substantive communications with any national Patent Office related to the filing, prosecution and maintenance of such patent applications.

    6.D ABANDONMENT. Each party shall provide written notice to the other at least [. . . *** . . .] prior to the lapse, revocation, surrender, invalidation or abandonment of any Patent


----------
*CONFIDENTIAL TREATMENT REQUESTED      8

Rights which are subject to the Option, and shall promptly give written notice to the other party of the grant of any such Patent Rights.

7.  REPRESENTATIONS AND WARRANTIES.

    7.A REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each of CIMA and Schering hereby represents, warrants and covenants to the other party hereto as follows:

         (I) it is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

         (II) the execution, delivery and performance of this Agreement by such party has been duly authorized by all requisite corporate action;

         (III) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

         (IV) the execution, delivery and performance by such party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, (i) a loan agreement, guaranty, financing agreement, agreement affecting a product, or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

         (V) the execution, delivery and performance of this Agreement by such party does not require the consent, approval, or authorization of, or notice, declaration, filing or registration with, any governmental or regulatory authority, and the execution, delivery or performance of this Agreement will not violate any law, rule or regulation applicable to such party;

         (VI) this Agreement has been duly authorized, executed and delivered and constitutes such party's legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to the availability of particular remedies under general equity principles; and

         (VII) it shall comply with all applicable material laws and regulations relating to its activities under this Agreement.

    7.B CIMA'S REPRESENTATIONS. CIMA hereby represents, warrants and covenants to Schering as follows:


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*CONFIDENTIAL TREATMENT REQUESTED      9

         (I) to the best of CIMA's knowledge, the CIMA Patent Rights and CIMA Know-How are subsisting and are not invalid or unenforceable, in whole or in part (it being understood that CIMA has a license to U.S. Patent No. 5,252,197);

         (II) CIMA has the full right, power and authority to grant all of the right, title and interest in the Option granted under Article 2 hereof, and in the licenses granted under the License Agreement;

         (III) it has not previously assigned, transferred, conveyed or otherwise encumbered (nor will it do so with any third party during the Option Period) its right, title and interest in the CIMA Patent Rights or the CIMA Know-How in any way that would encumber the use thereof with the Product as contemplated by this Agreement;

         (IV) to the best of CIMA's knowledge, CIMA is the sole and exclusive owner of the CIMA Patent Rights (except U.S. Patent No. 5,225,197) and CIMA Know-How, which are free and clear of any liens, charges and encumbrances, and no other person, corporate or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership with respect to the CIMA Patent Rights or CIMA Know-How, whatsoever;

         (V) to the best of CIMA's knowledge, the practice of the CIMA Patent Rights does not interfere or infringe the claims of any third party patent nor are there any such third party claims that would provide any basis for such an allegation of infringement;

         (VI) to the best of CIMA's knowledge, there are no third party pending patent applications having claims which, if issued, may cover the development, manufacture, use or sale of the CIMA Patent Rights; and

         (VII) to the best of CIMA's knowledge, there are no claims, judgments or settlements against or owed by CIMA, or any pending or threatened claims or litigation relating to the CIMA Patent Rights or CIMA Know-How.

    7.C DISCLOSURE OF TECHNOLOGY. During the term of this Agreement, CIMA will use reasonable efforts to disclose (i) all relevant CIMA Patent Rights and CIMA Know-How to Schering which are necessary or useful to Schering's performance of the Prototype Development Plan and/or the development, manufacture, use or sale of the Products.

    7.D NO INCONSISTENT AGREEMENTS. As of the Effective Date neither party has in effect, and after the Effective Date neither party shall enter into, any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement.

    7.E WARRANTY DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY PATENT RIGHTS OR KNOW-HOW, SERVICES, GOODS OR OTHER SUBJECT MATTER

OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.  INDEMNIFICATION.

    8.A INDEMNIFICATION BY SCHERING. Except to the extent caused by CIMA's negligence or willful misconduct, and subject to the limitations set forth in
Section 8.5, Schering shall indemnify, defend and hold harmless CIMA and each of its employees, officers, directors and agents (each, a "CIMA Indemnified Party") from and against any and all liability, loss, damage, cost, and expense (including reasonable attorneys' fees) (collectively, a "Liability") which the CIMA Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Schering of any covenant, representation or warranty contained in this Agreement, (ii) any third party claim of infringement relating to CIMA's use of the Schering Confidential Information arising under the Prototype Development Plan or in the performance of this Agreement, (iii) any negligent act or omission, or willful misconduct of Schering in the performance of the Prototype Development Plan which is the proximate cause of injury, death or property damage to a third party, or (iv) the successful enforcement by a CIMA Indemnified Party of any of the foregoing.

    8.B INDEMNIFICATION BY CIMA. Except to the extent caused by Schering's negligence or willful misconduct and subject to the limitations set forth in
Section 8.5, CIMA shall indemnify, defend and hold harmless Schering and each of its employees, officers, directors and agents (each, a "Schering Indemnified Party") from and against any Liability which the Schering Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with
(i) the breach by CIMA of any covenant, representation or warranty contained in this Agreement, (ii) any third party claim of infringement relating to Schering's use of the CIMA Know-How arising under the Prototype Development Plan or in the performance of this Agreement, (iii) any negligent act or omission, or willful misconduct of CIMA in performance of the Prototype Development Plan which is the proximate cause of injury, death or property damage to a third party, or (iv) the successful enforcement by a Schering Indemnified Party of any of the foregoing.

    8.C CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying party under Sections 8.1 and 8.2 are conditioned upon the delivery of written notice to the indemnifying party of any potential Liability promptly after the indemnified party becomes aware of such potential Liability. The indemnified party, its employees and agents shall cooperate fully with the indemnifying party and its legal representatives in the investigation of any action, claim or liability covered by this indemnification. The indemnifying party shall have the right to assume the defense of any suit or claim related to the Liability if it has assumed responsibility for the suit or claim in writing. Notwithstanding the foregoing, if in the reasonable judgment of the indemnified party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified party, the indemnified party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights such party may have at law or in equity. If the indemnifying party defends the suit or claim, the indemnified party may participate in (but not control) the defense thereof at its sole cost and expense.

    8.D SETTLEMENTS. Neither party may settle a claim or action related to a Liability without the consent of the other party, if such settlement would impose any monetary obligation on the other party or require the other party to submit to an injunction or otherwise limit the other party's rights under this Agreement, which consent shall not be unreasonably withheld. Any payment made by a party to settle any such claim or action shall be at its own cost and expense.

    8.E LIMITATION OF LIABILITY. With respect to any claim by one party against the other arising out of the performance or failure of performance of the other party under this Agreement, the parties expressly agree that the liability of such party to the other party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a party be liable for: (i) punitive, exemplary or consequential damages, or (ii) the cost of procurement of substitute goods, technology or services.

    8.F INSURANCE. Each party acknowledges that they each maintain and shall, during the term of this Agreement, maintain adequate insurance and/or a self-insurance program for liability insurance, including products liability and contractual liability insurance, adequately covering such party's obligations under this Agreement. Each party shall provide the other party with evidence of such insurance and/or self-insurance program, upon request.

9.  TERM/TERMINATION.

    9.A TERM AND EXPIRATION. The term of this Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to Section 9.2 or 9.3, shall continue in full force and effect until [. . . *** . . .].

    9.B TERMINATION BY SCHERING. Notwithstanding anything contained herein to the contrary, Schering shall have the unilateral right to terminate this Agreement, with or without cause, at any time by giving [. . . *** . . .] advance written notice to CIMA.

    9.C TERMINATION FOR CAUSE. This Agreement may be terminated by written notice by either party at any time during the term of this Agreement as follows:

         (I) TERMINATION FOR BREACH. If the other party is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within [. . . *** . . .] after notice of the breach; or

         (II) TERMINATION FOR INSOLVENCY. Upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other party or in the event a receiver or custodian is appointed for such party's business, or if a substantial portion of such party's business is subject to attachment or similar process; PROVIDED, HOWEVER, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if such proceeding is not dismissed within [. . . *** . . .] after the filing thereof. The Option and related rights to licenses granted thereunder or pursuant to this Agreement by CIMA to Schering are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The parties agree that Schering, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against CIMA under the Bankruptcy Code, Schering shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property upon written request therefore by Schering. Such intellectual property and all embodiments thereof shall be promptly delivered to Schering (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by Schering, unless CIMA elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of CIMA upon written request therefor by Schering.

    9.D EFFECT OF TERMINATION. In the event this Agreement is terminated, Schering shall pay to CIMA [. . . *** . . .] as of the date of notice [. . . ***
 . . .] of notice of termination.

    9.E ACCRUED RIGHTS. Expiration or termination of this Agreement shall not release either party from any obligation accruing prior to or upon such expiration or termination. Accordingly, the following provisions shall survive expiration or termination of this Agreement: Article 4, Article 5, Article 6,
Article 7, Article 8, Section 9.4 and Section 11.5.

11. MISCELLANEOUS.

    11.1 ASSIGNABILITY. This Agreement may not be assigned or otherwise transferred by either party without the consent of the other party. The foregoing notwithstanding, either CIMA or Schering may, without the other party's consent, assign its rights and obligations under this Agreement (i) to any Affiliate, or (ii) in connection with a merger, consolidation or sale of all or substantially all of such party's assets pertaining to this Agreement to an unrelated third party, PROVIDED, HOWEVER,, that the assigning party's rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

    11.2 INDEPENDENT CONTRACTORS. It is expressly agreed that CIMA and Schering shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither CIMA nor Schering shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the other party to do so.


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*CONFIDENTIAL TREATMENT REQUESTED       13

    11.3 NOTICES. Notices, invoices and communications hereunder shall be deemed made (i) five (5) days after having been sent by registered or certified mall, postage prepaid, or (ii) on the day of hand delivery, or (iii) on the day of facsimile transmission, upon confirmation of receipt, if addressed to the party to receive such notice, invoice or communication at the addresses given below, or such other address as may hereafter be designated by notice in writing.

    If to CIMA:

              CIMA Labs, Inc.
              10,000 Valley View Road
              Eden Prairie, Minnesota 55344
              Attention: Vice President, Business Development
              Fax- (612)947-8770

              cc:  Cooley Godward llp
                   5 Palo Alto Square
                   5000 El Camino Real
                   Palo Alto, CA 94306
                   Attention: Barbara Kosacz, Esq.

    If to Schering:

              Schering-Plough Corporation
              2000 Galloping Hill Road
              Kenilworth, New Jersey 07032
              Attention: Vice President, Business Development
              Fax- (908) 298-5379

              cc: Law Department -- Senior Director, Licensing
              Fax - (908) 298-2739

    11.4 ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, contains the entire understanding of the parties with respect to the subject matter hereof. All previous agreements are superseded hereby and all express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both parties hereto.

    11.5 DISPUTE RESOLUTION.

         (a) COOPERATION. In the event that Schering and CIMA are unable, after exercising good faith efforts, to reach agreement on an issue relating to this Agreement, then upon written notice to the other party, the issue shall be referred to the Vice President, Marketing &

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*CONFIDENTIAL TREATMENT REQUESTED       14

Sales, Key Pharmaceuticals of Schering and the Vice President, Business Development of CIMA, who shall meet and use good faith efforts to reach agreement on the issue ("Dispute"). In the event that such representatives of Schering and CIMA are unable to reach agreement on the Dispute in such meeting, then either party shall have the right to submit the Dispute to arbitration in accordance with the provisions of Section 11.5(b) by providing written notice to the other party within [. . . *** . . .] after such meeting.

         (b) ARBITRATION. All Disputes arising in connection with this Agreement shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as modified by the provisions set forth in Exhibit 11.5.

    11.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New Jersey, without giving effect to the choice of laws provisions thereof.

    11.7 DESCRIPTIVE HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, and are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

    11.8 COUNTERPARTS. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    11.9 FORCE MAJEURE. Failure of any party to perform its obligations under this Agreement (except the obligation to make payments when properly due) shall not subject such party to any liability or place them in breach of any term or condition of this Agreement if such failure is caused by any cause beyond the reasonable control of such non-performing party, including without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, failure in whole or in part of suppliers to deliver on schedule materials, equipment or machinery, interruption of or delay in transportation, a national health emergency or compliance with any order or regulation of any government entity acting with color of right, PROVIDED, HOWEVER, that the party affected shall promptly notify, the other party of the condition constituting force majeure as defined herein and shall exert reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed. If a condition constituting force majeure as defined herein exists for more than [. . . *** . .
 .], the parties shall meet to negotiate a mutually satisfactory solution to the problem, if practicable.

    11.10 SEVERABILITY. If any provision of this Agreement is declared illegal, invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court, PROVIDED, HOWEVER,, that in the event that the terms and conditions of this Agreement are materially

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*CONFIDENTIAL TREATMENT REQUESTED       15
altered, the parties shall, in good faith, renegotiate the terms and conditions of this Agreement to reasonably substitute such invalid or unenforceable provision in light of the intent of this Agreement.

    11.11 FURTHER ACTIONS. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

    IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Agreement as of the last date set forth below.


SCHERING CORPORATION                   CIMA LABS, INC.




By: /s/ Marty Driscoll                 By:/s/ Jack Khattar
    ---------------------------------     -------------------------------------
Title:   V.P. Marketing & Sales             Title:    V.P. Business Development
Date:    8/8/97                        Date:     8/11/97



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*CONFIDENTIAL TREATMENT REQUESTED       16

                                     EXHIBIT 1.2

                                 BASIC LICENSE TERMS

1.  DEFINITIONS.

    1.1 As used in the License Agreement, the following capitalized terms, whether used in the singular or plural, shall have the respective meanings set forth in this Article 1. In addition to the definitions set forth below and herein, this Article 1 shall include those definitions from Article 1 of the Development and Option Agreement that relate to the License Agreement and such definitions are incorporated herein by reference.

    1.2 "CIMA PATENT RIGHTS" as defined in Article 1 of the Development and Option Agreement shall also include any patents or patent applications covering any CIMA Inventions arising thereunder.

    1.3 "COMPETITIVE PRODUCT" shall mean a product in the Field with a quick dissolving formulation substantially equivalent or similar to the Delivery System.

    1.4 "EFFECTIVE DATE" shall mean, for purposes of this License Agreement, the date on which the License Agreement has been signed by duly authorized representatives of each of the parties to said License Agreement.

    1.5 "FDA" shall mean the United States Food and Drug Administration or any successor agency thereto.

    1.6 "NET SALES" shall mean, in the Territory, the [. . . *** . . .] in the Territory, less the [. . . *** . . .] from such gross amounts including:

         (i)  [. . . *** . . .];

         (ii) credits or allowances actually granted for damaged goods, returns or rejections of Product and retroactive price reductions;

         (iii)  [. . . *** . . .]; and

         (iv) freight, postage, shipping, customs (i.e. import or export) duties and insurance charges.

    1.7  "TERRITORY" shall mean [. . . *** . . .].

    1.8 "VALID CLAIM" means a claim of an issued and unexpired patent included within the Patent Rights, which has not been revoked or held unenforceable or invalid by a decision of a court of other governmental agency of competent jurisdiction, unappealable or unappealed with the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissued or disclaimer or otherwise.

2.  LICENSES.

    2.1  LICENSE GRANT TO SCHERING.

         (a) CIMA shall grant to Schering an exclusive (even as to CIMA) [. . . *** . . .] in the Territory under the CIMA Patent Rights and the CIMA Know-How to make, use, offer for sale, sell and have made, used, offered for sale and sold, Products.

         (b) The license granted in Section 2. l(a) above includes the right to sublicense to third parties and Affiliates the right to sell, make, offer to sell, and have sold, made and offered for sale, Products.

    2.2  DUE DILIGENCE BY SCHERING.

         (a) DILIGENT EFFORTS. Schering shall, [. . . *** . . .], consistent with [. . . *** . . .] in pursuing the [. . . *** . . .] a Product in the Territory where [. . . *** . . .] to do so.

         (b) The diligence obligations of Schering under Section 2.2(a) are expressly conditioned upon the continuing absence of any adverse condition or event which warrants a delay in development, clinical testing or commercialization of the Product, including, without limitation, (i) failure of CIMA to perform its obligations under the License Agreement, including, without limitation, its obligation to provide Schering with adequate supplies of materials needed for such development, testing or commercialization, and/or (ii) unanticipated negative toxicological or pharmacological test results, and/or
(iii) an adverse condition or event relating to the safety or efficacy of the Product, and/or (iv) delays arising due to action or inaction by the United States Food and Drug Administration once the application has been filed, and/or
(v) unfavorable labeling, and/or (vi) the issuance of a dominating third party patent required for Licensed Product. In the event of such event or condition, the parties agree to discuss such event or condition and appropriate mechanisms to address it. The obligation of Schering to develop, test or market such Product shall be delayed or suspended so long as in Schering's opinion any such condition or event exists; PROVIDED, HOWEVER,, there must be [. . . *** . . .] and Schering must use [. . . *** . . .] consistent with [. . . *** . . .], to address such adverse condition or event.

3.  PAYMENTS AND ROYALTIES.

    3.1 LICENSE ISSUANCE FEE. In consideration for the licenses granted hereunder, Schering shall pay to CIMA a one time license fee of [. . . *** . .
 .] for the grant of license to the CIMA Patent Rights and CIMA Know-How for a Product.


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*CONFIDENTIAL TREATMENT REQUESTED       2

    3.2 MILESTONE PAYMENTS. Subject to the terms and conditions contained in the License Agreement, Schering shall pay to CIMA the following milestone payments:

         (i)  [. . . *** . . .] upon the successful [. . . *** . . .] of
Product;

         (ii) [. . . *** . . .] upon successful [. . . *** . . .] of Product;

         (iii)  [. . . *** . . .] upon successful [. . . *** . . .] of Product;

         (iv) [. . . *** . . .] upon the submission [. . . *** . . .] of the Product; and

         (v)  [. . . *** . . .] upon [. . . *** . . .] for the Product.

    3.3 DEVELOPMENT COSTS. Subject to the terms and conditions in the License Agreement, Schering shall pay to CIMA the costs set forth on Attachment 3.3 for actual work performed for the development, scale-up and commercialization of the Product. Such amounts shall be payable within [. . . *** . . .] after invoice therefore. In the event additional activities other than those set forth on Attachment 3.3 are necessary for the development, scale-up and commercialization of the Product, then the parties shall confer and agree on such activities, and Schering shall reimburse CIMA for the costs therefore as agreed between the parties and in an amount consistent with the applicable costs for similar activities set forth on Attachment 3.3.

    3.4  ROYALTIES.

         (a) Scherings hall pay to CIMA earned royalties on a Product-by-Product basis in an amount equal to:
              (i) [. . . *** . . .] of Products where such Product is covered by a Valid Claim of a CIMA Patent Right; or

              (ii) [. . . *** . . .] of Product if such Product is not covered by a Valid Claim of a CIMA Patent Right and [. . . *** . . .] in the Territory.

              (iii) [. . . *** . . .] of Product if such Product is not covered by a Valid Claim of a CIMA Patent Right and [. . . *** . . .] in the Territory.

         (b) Notwithstanding Subsection 3.4(a) above, Schering shall pay to CIMA minimum royalties in an amount equal to the following:

              (i)  [. . . *** . . .] for the [. . . *** . . .] of the Product;

              (ii) [. . . *** . . .] for the [. . . *** . . .] of the Product;
and

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*CONFIDENTIAL TREATMENT REQUESTED       3

              (iii)     [. . . *** . . .] for the [. . . *** . . .] of the
Product and for [. . . *** . . .] thereafter.

In the event that earned royalties payable in a year do not equal or exceed the minimum royalties due during such year, then Schering shall pay
[. . . *** . . .] with such payment being made with the [. . . *** . . .] in such year. For purposes of this subsection, a year shall be calculated based on a twelve month period beginning on the [. . . *** . . .] of the Product and each subsequent year shall begin on the anniversary of such date in such [. . . *** . . .].

    3.5 TERM OF ROYALTY OBLIGATION; CERTAIN CONDITIONS. Royalties on each Product at the rate set forth in Section 3.4 shall be effective as of the date of first commercial sale of Product and shall continue until either: (i) the expiration of the last applicable CIMA Patent Right in the case of sales for which there is a Valid Claim; or (ii) in the case of sales of Product for which there is not a Valid Claim (or if the patent application did not issue), until [. . . *** . . .] after the first commercial sale of the Product.

    3.6 THIRD PARTY PATENT LICENSES. In the event that patent licenses from third parties relating to the Delivery System being utilized in the Product are required by Schering, its Affiliates and sublicensees in order to develop, make, have made, use or sell Product (hereinafter "Third Party Patent Licenses"), up to [. . . *** . . .] of royalties and/or payments actually paid under such Third Party Patent Licenses by Schering for sale of such Product for such calendar quarter shall be creditable against the royalty payments due CIMA by Schering, PROVIDED, HOWEVER, that in no event shall the royalty payments due CIMA under Sections 3.3(i) or 3.3(ii) be [. . . *** . . .].

4.  MANUFACTURING RIGHTS AND ACTIVITIES.

    4.1 SUPPLY OF SCHERING'S REQUIREMENTS. CIMA shall manufacture and supply to Schering, and Schering shall purchase from CIMA, Schering's Requirements of the Product. The term "Requirements" shall mean all quantities of the Product that shall be required by Schering, its Affiliates and its sublicensees for clinical trial materials and for distribution, marketing and sale of the Product in the Territory during the term hereof.

    4.2 SELF-sUPPLY BY SCHERING AND ITS AFFILIATES. At any time after the [. . . *** . . .] after the [. . . *** . . .] of the Product, Schering and its Affiliates shall have the right at their sole discretion, from time to time during the term of the Agreement, to self-supply any portion of, or all of, its Requirements of the Product. The License Agreement shall contain the terms and conditions for notice and for the transfer of technology and know-how to Schering to enable it to self-supply the Product. In addition, Schering shall pay [. . . *** . . .] the Product. The License Agreement shall set forth the calculation for such amount, which shall be based upon [. . . *** . . .] (it being understood that nothing contained herein shall be construed to obligate CIMA to disclose its profit margins for supplied Product).

-----------------
*CONFIDENTIAL TREATMENT REQUESTED       4

    4.3 SUPPLY PRICE. The parties hereto agree that the supply price for the Product shall be calculated and consistent with Attachment 4.3. The License Agreement shall include the terms and conditions for price adjustment and maximum price increase of Product.

    4.4 DEVELOPMENT PROGRAM. Subject to Section 3.3, CIMA shall perform the development, scale-up and validation activities as necessary for the regulatory approval of the Product in the Territory, including, without limitation, the activities set forth in Attachment 3.3 hereto.

5.  PATENTS.

    5.1 INVENTIONS. The License Agreement shall set forth the provisions for determining the ownership of Inventions arising during the performance of the development program during the License Agreement. It is agreed that such terms and provisions shall be substantially in accordance with the corresponding terms and provisions of the Development and Option Agreement.

    5.2 FILING, PROSECUTION AND MAINTENANCE. CIMA shall diligently file, prosecute and maintain in the Territory, at its expense, the CIMA Patent Rights licensed to Schering under the License Agreement.

    5.3 SCHERING'S OPTION TO PROSECUTE AND MAINTAIN PATENTS. CIMA shall notify Schering of any decision to cease prosecution and/or maintenance of CIMA Patent Rights, and Schering shall have the right, in its sole discretion, to take over responsibility for the prosecution and maintenance of such CIMA Patent Rights, at Schering's expense. The License Agreement shall set forth in detail the specific rights and responsibilities of the parties with respect to CIMA Patent Rights for which Schering assumes responsibility under this Section 5.3.

    5.4  ENFORCEMENT.

         (A) NOTICE AND DISCONTINUANCE OF INFRINGEMENT. Each of CIMA and Schering shall promptly notify the other party in writing in the event that it becomes aware of any infringement by a third party in the Territory of any issued patent within the Patent Rights. Any such notification shall include evidence to support an allegation of infringement by such third party. Each of Schering and CIMA shall have primary responsibility for obtaining a discontinuance of such infringement or bringing suit against such third party infringer with respect to Patent Rights for which it has responsibility under the License Agreement. The License Agreement shall set forth additional provisions, to be negotiated by the parties, detailing the parties' responsibilities and obligations with regard to resolution of any alleged third party infringement and for apportionment between the parties of any recovery or damages awarded from a suit or action brought by CIMA and/or Schering.

         (b) CONTINUANCE OF INFRINGEMENT. The License Agreement shall set forth provisions, to be negotiated by the parties, whereby each party shall have the right, but not the obligation, to assume responsibility and control of the resolution of any third party infringement matter relating to the Patent Rights in the event that party having responsibility under Section 5.4(a) fails to take appropriate enforcement action against such third party infringer within a reasonable time period to be established by the parties.

    5.5 INFRINGEMENT - THIRD PARTY LICENSES. The License Agreement shall set forth terms, to be negotiated by the parties, defining the rights and responsibilities of each party in the event that Schering's making, having made, using, distributing, marketing, promoting, offering for sale or selling of Products will infringe or is alleged to infringe any third party patents.

6.  TERM AND TERMINATION.

    6.1 TERM AND EXPIRATION. The License Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Sections 6.2 below, the term of the License Agreement shall continue in effect until the later of the expiration of the last to expire CIMA Patent Right or [. . . *** . . .] from [. . . *** . . .] of the Product. Upon expiration of the License Agreement, Schering's licenses shall become fully paid-up, perpetual licenses.

    6.2 TERMINATION BY SCHERING. Notwithstanding anything herein to the contrary, Schering shall have the unilateral right to terminate the License Agreement, with or without cause, at any time by giving [. . . *** . . .] advance written notice to CIMA. In the event of such termination, the rights and obligations thereunder, including any payment obligations not due and owing as of the termination date, shall terminate and the licenses granted to Schering shall revert back to CIMA. In the event Schering terminates this Agreement without cause, Schering shall pay CIMA a termination fee in an amount equal to (i) [. . . *** . . .], plus (ii) [. . . *** . . .] in order to perform its obligations under this Agreement.

    6.3  TERMINATION.

         (A) TERMINATION FOR CAUSE. The License Agreement may be terminated by written notice by either party at any time during the term of this
Agreement:

              (I) if the other party is in breach of its material obligations thereunder by causes and reasons within its control and has not cured such breach or taken steps to substantially cure such breach within [. . . *** . . .], after notice requesting cure of the breach; or

              (II) upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other party or in the event a receiver or custodian is appointed for such party's business, or if a substantial portion of such party's business is subject to attachment or similar process, PROVIDED, HOWEVER, in the case of any involuntary bankruptcy

-----------------
*CONFIDENTIAL TREATMENT REQUESTED       6
proceeding such right to terminate shall only become effective if the proceeding is not dismissed within [. . . *** . . .] after the filing thereof.

The License Agreement shall provide that in the event that there is a dispute as to whether a party can terminate under Subsections 6.3(a)(i) or (ii), the issue shall be referred to arbitration which shall be conducted under the terms and conditions set forth in Exhibit 11.5 and such issue shall be decided by the arbitrator in order for the rights and remedies in Section
(b)(i) and (ii) to take effect.

         (B)  EFFECT OF TERMINATION FOR CAUSE ON LICENSE.

              (I) In the event Schering properly terminates the License Agreement under Section 6.3(a)(i) under circumstances where Schering suffers material harm or where such breach causes a competitive disadvantage to Schering, then Schering's license under the License Agreement shall continue to be royalty-bearing but at a royalty rate reduced by [. . . *** . . .] of the applicable royalty rate for period not to exceed [. . . *** . . .].

              (II) In the event CIMA properly terminates the License Agreement under Section 6.3(a)(i), Schering shall pay CIMA a termination fee in an amount equal to (i) [. . . *** . . .], plus (ii) [. . . *** . . .] in order to perform its obligations under this Agreement.

              (III) With respect to termination of the License Agreement under Section 6.3(a)(ii), the licenses granted under or pursuant to the License Agreement by CIMA to Schering are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The parties agree that Schering, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against CIMA under the Bankruptcy Code, Schering shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property upon written request therefore by Schering. Such intellectual property and all embodiments thereof shall be promptly delivered to Schering (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by Schering, unless CIMA elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of CIMA upon written request therefore by Schering.

7.  OTHER PROVISIONS

    The License Agreement will have additional customary terms and provisions including, without limitation, those relating to royalty reports, maintenance of royalty records, audit rights of CIMA, confidentiality and publication, patent prosecution, maintenance and enforcement, representations and warranties of each party, indemnification provisions, dispute resolution

-----------------
*CONFIDENTIAL TREATMENT REQUESTED       7
mechanisms and miscellaneous provisions relating to assignment, governing law, export control, force majeure and notices.







-----------------
*CONFIDENTIAL TREATMENT REQUESTED       8

                                   ATTACHMENT 3.3
         Development, Scale-Up and Commercialization Activities for a
                                 [. . . *** . . .]

                                                                                                         Estimated
                                                                            Estimated*                    Time to
                                                                           Cost/(000's)                  Completion
                                                                          ---------------             ----------------
I      Prototype Development (per Exhibit 1.16 and Section 3
       of Development Agreement)                                        $[. . . *** . . .]            [. . . *** . . .]

II     Initial Scale-Up at R&D Facility                                                               [. . . *** . . .]
       A.  [. . . *** . . .].                                           $[. . . *** . . .]
       B.  Manufacture [. . . *** . . .] for use in [. . . ***          $[. . . *** . . .]
           . . .].
       C.  Stability for [. . . *** . . .] under [. . . *** . . .]      $[. . . *** . . .]
           (SEE ATTACHED TABLE)

III    Full-Scale Manufacturing/Optimization                                                          [. . . *** . . .]
       A.  Manufacture up to [. . . *** . . .]                          $[. . . *** . . .]
       B.  Manufacture [. . . *** . . .] follow-up                      $[. . . *** . . .]
       C.  Stability on [. . . *** . . .] (SEE ATTACHED TABLE)          $[. . . *** . . .]
       D.  Preparation of CMC, in Schering's approved format.           $[. . . *** . . .]

IV.    Validation/Commercialization                                                                   [. . . *** . . .]
       A.  Manufacture [. . . *** . . .]
           1.   If Saleable                                             $[. . . *** . . .]
           2.   If Not Saleable                                         $[. . . *** . . .]
       B.  Stability studies on above [. . . *** . . .] (SEE            $[. . . *** . . .]
           ATTACHED TABLE)
       C.  Validation labor costs                                       $[. . . *** . . .]
           Tooling lead time**                                                                        [. . . *** . . .]


* Cost estimate does not include capital and tooling costs that may be needed to accommodate the [. . . *** . . .]. These are estimated at
       $[. . . *** . . .] for tooling and $[. . . *** . . .] for needed modifications to the packaging line.

** If tooling for tablet size/packaging configuration is ordered upon the completion of Phase I above; i.e., upon Schering's approval of final formulation, CIMA expects the addition of [. . . *** . . .] to the timeline due to tooling lead times. If the decision to order tooling is pushed back to wait for the results from [. . . *** . . .], the timeline will be further extended by the waiting period.




-----------------
*CONFIDENTIAL TREATMENT REQUESTED       1

                        STABILITY STUDIES SUMMARY
Item II C


------------------------------------------------------------
------------------------------------------------------------
Storage Conditions
------------------------------------------------------------
------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------

------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------
[. . . *** . . .]   X         X    X
------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------
[. . . *** . . .]   X         X    X
------------------------------------------------------------
------------------------------------------------------------

Item III C; Item IV B

------------------------------------------------------------
------------------------------------------------------------
Storage Conditions
------------------------------------------------------------
------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------

------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------
[. . . *** . . .]   X         X    X    X    X    X    X   X
------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------
[. . . *** . . .]   X    X    X    X
------------------------------------------------------------
------------------------------------------------------------


-------------------
*CONFIDENTIAL TREATMENT REQUESTED      2

                              ATTACHMENT 4.3

                     PRELIMINARY COST OF GOODS ESTIMATE
                                 3/12/97

Product                  Cost per Tablet (cents)
-------                  -----------------------
[. . . *** . . .]


-  Cost does not include cost of [. . . *** . . .].

-  Volumes of [. . . *** . . .].

-  Pricing assumes finished product to ship FOB point of manufacture.

-  Packages of [. . . *** . . .], packed [. . . *** . . .].

-  Quality Control procedures normal to CIMA which include:

   a) Testing and release of raw materials, packaging components, and finished product.

   b)   In-process sampling and testing.

-  Released finished product not to be stored at CIMA.

- [. . . *** . . .] as mandated by regulatory revisions (i.e., plate and die charges due to label changes and product identification requirements, etc.)

-  [. . . *** . . .].

-  Cost does not include [. . . *** . . .].


-------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT 1.4

                              CIMA PATENT RIGHTS

Country   Patent/Application No.   Filing/Issue Date
-------   ----------------------   -----------------

  US      [. . . *** . . .](1)     [. . . *** . . .]

  US      [. . . *** . . .](1)     [. . . *** . . .]

  US      [. . . *** . . .](1)     [. . . *** . . .]

  US      [. . . *** . . .](2)     [. . . *** . . .]

  US      [. . . *** . . .](2)     [. . . *** . . .]

  US      [. . . *** . . .](2)     [. . . *** . . .]


--------------------

(1) Issued Patents

(2) Pending Patent Applications


-------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                     EXHIBIT 1.8

                       FINAL PROTOTYPE - GENERAL SPECIFICATIONS


-  TABLET SIZE/SHAPE

   [. . . *** . . .]

-  FLAVOR

   Tablet flavor(s) to be determined mutually by the parties based upon (i) optimum taste-masking characteristics and (ii) market appeal.

-  COLOR

   Tablet color(s) will be determined mutually by the parties.

-  TABLET DISINTEGRATION

   Targeted tablet disintegration time [. . . *** . . .].

-  PACKAGING

   The tablet will be [. . . *** . . .].

-  STABILITY

   Prototype development (implementation of the Development Plan) will include [. . . *** . . .].


-------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                     EXHIBIT 1.16
                              PROTOTYPE DEVELOPMENT PLAN
                                   REVISED 7/17/97


A.  Schering to provide CIMA within [. . . *** . . .] from Effective Date with:

    1)   [. . . *** . . .] of the [. . . *** . . .] form of [. . . *** . . .]
         for development work at [. . . *** . . .].
    2)   Safety handling data (MSDS) for [. . . *** . . .].
    3)   Analytical methods and reference standard for [. . . *** . . .].
    4)   Clean-up procedures for active [. . . *** . . .].
    5) Any other technical information deemed by Schering to be beneficial.

B. CIMA to develop [. . . *** . . .] formulations of OraSolv-Registered Trademark- tablets for [. . . *** . . .] by Schering [. . . *** . . .].

    NOTE: Multiple formulations with no more than [. . . *** . . .] will be produced and evaluated by CIMA and Schering. The best formulations will be provided to Schering. Up to [. . . *** . . .] may be undertaken if necessary in the judgment of Schering. Further formulation cycles may be undertaken on terms to be mutually agreed by the parties.

C.  Schering approves [. . . *** . . .].

D. CIMA develops the analytical method(s) for testing, release and stability assessment of the Prototype.

E. CIMA to manufacture [. . . *** . . .] and set up sufficient samples for conducting [. . . *** . . .].

F. CIMA to deliver to Schering [. . . *** . . .] of the approved prototype formulation together with the results of the [. . . *** . . .].

G. CIMA to continue the [. . . *** . . .] at [. . . *** . . .] and provide results to Schering. (SEE ATTACHED TABLE)

H. CIMA to produce [. . . *** . . .] of the approved formulation of the Product, as requested by Schering.

Duration of prototype development activities at CIMA is estimated at [. . . *** . . .] from receipt by CIMA of the [. . . *** . . .] from Schering. This does not include timing of Schering's activities.


-------------------
*CONFIDENTIAL TREATMENT REQUESTED      1

                              STABILITY STUDIES SUMMARY
Item E-G

------------------------------------------------------------
------------------------------------------------------------
Storage Conditions
------------------------------------------------------------
------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------

------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------
[. . . *** . . .]   X         X    X
------------------------------------------------------------
[. . . *** . . .]
------------------------------------------------------------
[. . . *** . . .]   X         X    X
------------------------------------------------------------
------------------------------------------------------------


-------------------
*CONFIDENTIAL TREATMENT REQUESTED      2

                                  EXHIBIT 5.3

                             PROPOSED PRESS RELEASE

                CIMA LABS INC. ANNOUNCES AGREEMENT WITH SCHERING
                                  CORPORATION

         SUSTAINED RELEASE PRESCRIPTION PRODUCT TO BE COMBINED WITH
                          ORASOLV-Registered Trademark-


     Minneapolis, MN, xxxx xx, 199x - CIMA LABS INC. (NASDAQ: CIMA) today announced an exclusive development and license option agreement with Schering Corporation, a wholly-owned subsidiary of Schering-Plough Corporation (NYSE:
SGP). The agreement pertains to one of Schering-Plough's currently marketed prescription products and represents CIMA's first collaboration on developing a fast dissolve formulation of a sustained release product. In exchange for its development work and license option, CIMA will receive an option fee and development fees.

"We are excited to announce our first corporate partner for the combination of a sustained release prescription drug with our fast dissolve technology," commented John M. Siebert, Ph.D., President and Chief Executive Officer of CIMA LABS INC. "This agreement tracks our corporate goal to develop relationships in the prescription marketplace and we look forward to working with the Schering-Plough team."

OraSolv-Registered Trademark- is a patented oral dosage form which incorporates microencapsulated drug ingredients into tablets that dissolve quickly in the mouth. OraSolv-Registered Trademark- is designed to improve taste acceptance, address difficulty of swallowing traditional tablets and capsules, while offering a convenient oral dosage form that can be taken anywhere and anytime, therefore increasing compliance.

CIMA LABS INC. is a drug delivery company that develops and manufactures product based upon its OraSolv-Registered Trademark- technology for marketing by multinational pharmaceutical companies to improve patient compliance and drug efficacy. CIMA was founded in 1986 and has been publicly held since July 1994. The Company's corporate headquarters and manufacturing facility are located in Eden Prairie, MN and its Research & Development facility is located in Brooklyn Park, MN.

                                     EXHIBIT 11.5
                                ARBITRATION PROVISIONS

     l) Within [. . . *** . . .] after the receipt of the notice provided for in Section 11.5(a) of this Agreement, each party shall appoint an independent expert, knowledgeable in the field concerning the Dispute, to serve on the special arbitration panel (the "Panel"). The two independent experts so appointed by the parties, shall, within [. . . *** . . .] thereafter, appoint a neutral third independent expert, knowledgeable in the field concerning the Dispute. Such neutral third independent expert shall serve as the chairperson of the Panel. Each of the members of the Panel shall be required to sign a secrecy agreement, acceptable in form to both parties, with respect to any information provided by either party during the arbitration procedure.

     2) Within [. . . *** . . .] after the chairperson of the Panel is appointed, each party shall submit to each member of the Panel, and to the other party, a written statement setting forth the relevant facts with respect to the Dispute and arguments supporting such party's position with respect to the resolution of the Dispute.

     3) Within [. . . *** . . .] after such written statements are provided to the Panel, the Panel and appropriate representatives of each party shall meet so that the parties can present oral arguments to the Panel, and the Panel can have the opportunity to ask questions of the parties. The location of such meeting shall be at Schering's facility in Kenilworth, New Jersey if CIMA requests the arbitration and at CIMA's facility in Eden Prairie, Minnesota if Schering requests the arbitration. Each party shall have [. . . *** . . .] to present its arguments to the Panel and [. . . *** . . .] to rebut the arguments made by the other party. The party requesting the arbitration shall be the first to present its oral argument to the Panel.

     4) Within [. . . *** . . .] after such meeting, the Panel shall render a decision on the Dispute, which decision shall be reduced to writing by the chairperson of the Panel and signed by each member of the Panel. The chairperson of the Panel shall be responsible for immediately providing a copy of the written decision to each party. Such decision shall be binding with respect to any Disputes under this Agreement.

     5) Each party shall be responsible for its own costs incurred in such arbitration procedures and the cost of the Panel shall be shared equally by the parties.


-------------------
*CONFIDENTIAL TREATMENT REQUESTED